Employee Future Benefits (Tables)	3 Months Ended
Mar. 31, 2020
Employee Future Benefits
Disclosure of Net Defined Benefit Liability (Asset)

The Company sponsors a pension plan in Germany (The Aeterna Zentaris GmbH Pension Plan). The change in the Company’s accrued benefit obligations is summarized as follows:

	Three months ended March 31, 2020			Year ended December 31, 2019
	Pension benefit plans	Other benefit plans	Total	Total
	$	$	$	$
Balances – Beginning of the period	13,705	83	13,788	13,205
Current service cost	11	1	12	49
Interest cost	37	—	37	241
Actuarial (gain) loss arising from changes in financial assumptions	(1,388)	—	(1,388)	1,040
Benefits paid	(105)	—	(105)	(483)
Impact of foreign exchange rate changes	(287)	(1)	(288)	(264)
Balances – End of the period	11,973	83	12,056	13,788
Amounts recognized:
In net income (loss)	48	1	49	(262)
In other comprehensive loss	(1,675)	(1)	(1,676)	(810)